INCOME TAXES	12 Months Ended
Dec. 31, 2022
INCOME TAXES
INCOME TAXES
20.	INCOME TAXES

The components of income (loss) before income taxes are as follows (in thousands):

	Year Ended December 31,
	2022	2021	2020
United States	$(95,489)	$104,984	$(27,823)
Foreign	61,972	31,142	(36)
Income (loss) before income taxes	$(33,517)	$136,126	$(27,859)

The components of income tax expense (benefit) are as follows (in thousands):

	Year Ended December 31,
	2022	2021	2020
Current:
United States	$20,652	$22,321	$8,854
Foreign	9,487	(7,756)	12,095
Total current income tax expense (benefit)	30,139	14,565	20,949
Deferred:
United States	13,356	4,698	(13,227)
Foreign	631	(534)	1,794
Total deferred income tax expense (benefit)	13,987	4,164	(11,433)
Total provision for income tax expense	$44,126	$18,729	$9,516

The Company also recorded a total net tax benefit of $5.1 million to shareholder’s equity for the year ended December 31, 2022.

The items accounting for the difference between income taxes computed at the U.S. federal statutory rate and the effective income tax rate are as follows (in thousands):

	Year Ended December 31,
	2022	2021	2020
Federal income tax expense (benefit) at the statutory rate	$(7,039)	$28,586	$(5,849)
Effect of:
State taxes, net of federal benefit	(3,092)	3,632	643
Tax impact of foreign earnings and losses	11,453	(10,171)	3,644
Stock-based compensation	2,230	236	169
Nondeductible net loss on fair value adjustment for warrant liabilities	34,659	—	—
Valuation allowance	12,223	1,532	13,763
Tax credits	(6,852)	(5,030)	(3,213)
Other, net	544	(56)	359
Income tax expense (benefit)	$44,126	$18,729	$9,516

Uncertain Tax Positions —The Company follows the provisions of accounting for uncertainty in income taxes. This guidance clarifies the accounting for uncertainty in income taxes recognized in the consolidated financial statements and prescribes a recognition threshold of more likely than not and a measurement attribute on all tax positions taken or expected to be taken in a tax return for their recognition in the financial statements.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2022	2021	2020
Uncertain tax benefits, beginning of year	$33,425	$47,637	$45,003
Gross increase to tax positions related to prior years	31	121	1,239
Gross decrease to tax positions related to prior years	(1,109)	(413)	(42)
Gross increase to tax positions related to the current year	675	2,204	2,082
Gross decrease to tax positions related to the current year	—	—	—
Settlements	—	—	—
Lapse of statute of limitations	(4,055)	(16,124)	(645)
Uncertain tax benefits, end of year	$28,967	$33,425	$47,637

As of December 31, 2022, the Company had $29.0 million of gross unrecognized tax benefits, of which $20.1 million, if fully recognized, would affect our effective tax rate. The timing of resolution for these liabilities is uncertain. The resolution of these items may result in additional or reduced income tax expense. Possible releases of liabilities due to expirations of statutes of limitations will have the effect of decreasing our income tax expense and the effective tax rate, if and when they occur. Although the timing of resolution and/or closure of tax audits cannot be predicted with certainty, the Company believes it is reasonably possible that approximately $11.8 million of its reserves for uncertain tax positions may be released in the next 12 months.

The Company recognizes interest and penalties related to liabilities for uncertain tax positions in income tax expense in the consolidated statements of operations. Interest and penalties were ($0.9) million, ($5.3) million, and $2.5 million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company has recognized total accrued interest and penalties of approximately $12.4 million, $13.3 million, and $18.6 million as of December 31, 2022, 2021, and 2020, respectively, relating to uncertain tax positions.

The Company conducts business globally and, as a result, the Company and its subsidiaries file income tax returns in the U.S., including various states, and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world. The tax years 2017 and forward are open for U.S. federal income tax matters. The tax years 2015 and forward are open for U.S. state income tax matters. With few exceptions, foreign tax filings are open for years 2012 and subsequent years. As of December 31, 2022, the Company is currently undergoing audit examinations for tax years 2005 through 2017 by the German Federal Ministry of Finance, for tax years 2015 through 2017 by the New York State Department of Taxation, for tax years 2012 through 2016 by the Canada Revenue Agency, for tax years 2015 through 2018 by the Ireland Tax Appeals Commission, and for tax year 2020 by the UK HM Revenue and Customs.

Deferred Taxes and Valuation Allowances — The Company follows authoritative guidance for accounting for income taxes, which requires the Company to reduce deferred tax by a valuation allowance if, based on the weight of all available positive and negative evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all available evidence for the realizability of U.S. deferred tax assets, the Company provided a valuation allowance of $126.7 million and $106.4 million for the years ended December 31, 2022 and December 31, 2021, respectively. In future periods, the Company will evaluate the positive and negative evidence available at the time in order to support its analysis for a valuation allowance, and as a result the Company may release its valuation allowance in part, or in total, when it becomes more likely than not that the deferred tax assets will be realized.

Deferred tax assets, liabilities and valuation allowance are as follows (in thousands):

	December 31,
	2022	2021
Deferred tax assets
Income tax attributes	$225,831	$204,531
Accrued liabilities and reserves	7,109	8,796
Operating lease liabilities	10,969	11,667
Prepaid expenses	—	6,483
Stock-based compensation expense	6,736	9,308
Other	1,656	1,150
Gross deferred tax assets	252,301	241,935
Less valuation allowance	(216,745)	(205,877)
Total deferred tax assets	35,556	36,058
Deferred tax liabilities
Amortization and depreciation	(43,556)	(39,167)
Operating lease assets	(9,139)	(10,512)
Prepaid expenses	(1,569)	—
Other	(10,095)	(2,081)
Net deferred tax liabilities, net of valuation allowance	$(28,803)	$(15,702)

The deferred tax assets at December 31, 2022, with respect to net operating loss carryforwards and expiration periods are as follows (in thousands):

	Deferred	Net Operating
	Tax	Loss
	Assets	Carryforwards
United States, expiring between 2024 and 2040	$10,676	$152,048
Foreign, expiring between 2022 and 2042	25,288	104,343
Foreign, indefinite	54,944	416,776
Total	$90,908	$673,167

The following is information pertaining to U.S. federal tax credits at December 31, 2022, as well as the expiration periods (in thousands):

Tax
Credits
United States, federal tax credit carryforwards:
Foreign tax credits, expiring between 2022 and 2032	$42,540
Total	$42,540

The components of our net deferred taxes at the reported balance sheet dates are primarily comprised of amounts relating to net operating loss carryforwards, accrued assets and liabilities, and depreciable and amortizable assets.